EXHIBIT 23(a)

                       CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Industrial Bancorp, Inc. (the "Company") of our report dated January 15, 1997, appearing in the Company's Annual Report on Form 10-K for the year ended December 31, 1996.



                                       CROWE, CHIZEK AND COMPANY LLP


January 19, 1998
Cleveland, Ohio